                                  Exhibit 10.6


                    TERMINATION OF STOCK APPRECIATION RIGHTS

        This Termination of Stock Appreciation Rights Agreement (this "Agreement") is made as of the 17th day of May, 2002, by and among J2 Communications, a California corporation (the "Company"), and James P. Jimirro of 10787 Wilshire Boulevard, Apartment 1702, Los Angeles, California, 90024 ("Jimirro").

                                    RECITALS

A. Jimirro holds certain Stock Appreciation Rights in the Company, as more fully set forth and described in Schedule 1 hereto (the "SARs").

B. Pursuant to that certain letter of intent dated January 30, 2002 and made among (i) the Company, (ii) Jimirro, (iii) Daniel S. Laikin, (iv) Paul Skjodt,
(v) National Lampoon Acquisition Group LLC, and (vi) Timothy S. Durham, Samerian LLP, Diamond Investments, LLC, Christopher R. Williams, Helen C. Williams, DW Leasing Company, LLC and Judy B. Laikin, it was agreed that the SARs should be terminated and that in consideration therefor options to acquire shares of Common Stock in the capital of the Company should be granted to Jimirro in the same numbers, on substantially the same terms and subject to the same vesting schedules and exercise prices as the respective SARs.

              NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Termination of SARs. The Company and Jimirro hereby agree that, subject to and in accordance with the terms of this Agreement, as of December 28, 2001 the SARs shall be terminated and shall be of no further force and effect.

        2. Grant of Options. As of December 28, 2001 the Company shall grant to Jimirro options to acquire shares of Common Stock of the Company in the same numbers, on substantially the same terms and subject to the same vesting schedules and exercise prices as the respective SARs, and for such purpose the Company shall execute Option Agreements in respect of each of such options in or substantially in the form attached hereto as Schedule 2.

        3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to contracts among California residents entered into and performed entirely within California.

        4. Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        5. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6. Entire Agreement. This Agreement constitutes the full agreement and understanding between the parties with respect to the subject matter set forth herein.


[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year hereinabove first written.



COMPANY:                          J2 COMMUNICATIONS


                                  By:
                                      ----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                         -------------------------------------

                                  Address: 10850 Wilshire Boulevard, Suite 1000,
                                           Los Angeles, California, 90024

JIMIRRO:
                                    By:
                                       -----------------------------------------
                                           James P. Jimirro
                                    Address: 10787 Wilshire Boulevard,
                                             Apartment 1702,
                                             Los Angeles, California, 90024

                                   SCHEDULE 1

                    STOCK APPRECIATION RIGHTS HELD BY JIMIRRO


                                                          As of 12/28/2001

Grant                 Expiration                          Exercise
Date                  Date                  SARs          Price
----                  ----------            ----          --------
30/12/1994            30/12/2002            16,667          4.107
30/12/1995            30/12/2002            16,667          3.252
28/12/1996            28/12/2003            16,667          3.198
28/12/1997            28/12/2004            16,667          2.202
30/12/1998            30/12/2005            16,667          1.9375
28/12/1999            28/12/2009            25,000         14.76
22/02/2001            22/02/2011            25,000         12.8125
30/12/2001            30/12/2011            25,000          4.63
Total 158,335

                                   SCHEDULE 2
                            FORM OF OPTION AGREEMENT
                                J2 COMMUNICATIONS
                      NON-QUALIFIED STOCK OPTION AGREEMENT



James P. Jimirro                          Date Option Granted: December 28, 2001
Name of Optionee

10787 Wilshire Blvd., Penthouse 2
Residence Address

Los Angeles, CA 90024
City, State and Zip Code

        THIS AGREEMENT (this "Agreement") is made as of the date set forth above between J2 COMMUNICATIONS, a California corporation (hereinafter called the "Company"), and the optionee named above (hereinafter called the "Optionee").

                                     RECITAL

The Board of Directors of the Company, or a duly appointed Committee (as such term is defined in the J2 COMMUNICATIONS Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan")), acting solely by "outside directors", as such term is defined in the regulations regarding performance based compensation under Section 162(m) of the Internal Revenue Code of 1986 (as amended), has determined that it is to the advantage and interest of the Company and its shareholders to grant the option provided for herein to the Optionee as an inducement to associate with, and remain in the service of, the Company or any of its Subsidiaries (as such term is defined in the Plan) and as an incentive for increased effort during such service. All capitalized terms used herein which are not otherwise defined herein, shall have the meaning ascribed to them in the Plan.

        In consideration of the cancellation of certain Stock Appreciation Rights held by the Optionee, the cancellation of which the Optionee hereby acknowledges and agrees to, and of the mutual covenants herein contained, the parties hereto agree as follows:

        (a) Grant of Option. Pursuant to and subject to the terms and conditions of the Plan, the Company grants to the Optionee the right and option (the "Stock Option") to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of _________________________________ (___________)
shares (the "Shares") of the presently authorized and unissued Common Stock of the Company at the purchase price of $_______ per share as the Optionee may, from time to time, elect. The Stock Option shall vest in its entirety immediately upon being granted.

        (b) Exercise. The right to exercise the Stock Option granted hereunder, to the extent unexercised, shall remain in effect until __________________, and thereafter shall terminate and expire.

        (c) Method of Exercise. The Stock Option may be exercised from time to time by the Optionee delivering written notice to the Company (in the form attached hereto as Exhibit A) stating the number of Shares with respect to which the Stock Option is being exercised, together with payment in full of the purchase price for the number of Shares being exercised. Payment of the purchase price, in whole or in part, may be made (A) in cash or by certified or cashier's check payable to the order of the Company, (B) in the form of unrestricted Stock (if held for at least six 6 months) already owned by the Optionee, (C) by cancellation of any indebtedness owed by the Company to the Optionee, (D) through the surrender of shares of Stock then issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise thereof equal to the aggregate exercise price of the Stock Option exercised or portion thereof, or (E) by any combination of the foregoing. If requested by the Board of Directors of the Company or the Committee, prior to the delivery of any Shares, the Optionee, or any other person entitled to exercise the Stock Option, shall supply the Board of Directors of the Company or the Committee with a representation that the Shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or other person entitled to exercise the Stock Option, deliver to the Optionee or such other person, at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the shares being exercised.

        The Optionee may exercise the Stock Option for less than the total number of Shares for which the Stock Option is exercisable, provided that a partial exercise may not (i) be for less than 100 shares, except in the final year of the Stock Option, and (ii) include any fractional shares.

        (d) Termination of Stock Option. Notwithstanding anything in this Agreement or the Plan to the contrary, this Stock Option shall terminate and expire as provided in paragraph (b) of this Agreement or at such earlier times and on such terms as follows:

        (1) Termination by Death. If the Optionee's employment with the Company, any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, to the extent it was exercisable at the time of such termination, until the earlier to occur of (A) the expiration of the stated term of the Stock Option or (B) twelve months from the date of such death;

        (2) Termination by Reason of Disability. If the Optionee's employment with the Company, any Subsidiary or Parent Corporation terminates by reason of Disability, this Stock Option may thereafter be exercised, to the extent it was exercisable at the time of such termination, until the earlier to occur of (A) the expiration of the stated term of the Stock Option or (B) twelve months from the date of such termination; and

        (3) Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if the Optionee's employment with the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, this Stock Option may be exercised, to the extent it was exercisable at the time of such termination, until the earlier to occur of
(i) three months from the date of such termination or (ii) the expiration of the stated term of this Stock Option; provided, however, that if the expiration of the stated term of the Stock Option is less than 30 days from the date of termination, then the Stock Option shall expire 30 days from the date of termination.

        (e) Adjustments. The number and kind of shares subject to this Stock Option and the price to be paid therefor shall be subject to adjustment as provided in the Plan.

        (f) Non-Transferability. This Stock Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee.

        (g) No Shareholder Rights. The Optionee or other person entitled to exercise the Stock Option shall have no rights or privileges as a shareholder with respect to any Shares subject hereto until the Optionee or such person has
(1) given written notice of exercise, (2) paid in full for such Shares, and (3) if requested, given the representations provided for in paragraphs (c) and (i) of this Agreement (the "Exercise Conditions"), and no adjustment (except such adjustments as may be effected pursuant to the provisions of paragraph (e) hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person shall have satisfied all of the Exercise Conditions.

        (h) Plan Controls. The Stock Option shall be subject to and governed by the provisions of the Plan (a copy of which is attached hereto as Exhibit B), which the Committee alone shall have the authority to interpret and construe. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall govern. All determinations and interpretations thereof made by the Committee shall be conclusive and binding on all parties hereto and upon their successors and assigns. This Stock Option is not intended to meet the requirements of an incentive stock option within the meaning of Section 422A of the Code.

        (i) Conditions to Issuance of Shares. THE COMPANY'S OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE STOCK OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE COMPANY OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENT REGULATORY BODY or THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE STOCK OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND AGREEMENTS INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE STOCK OPTION, (A) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION AND (B) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATES FOR SUCH SHARES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND AGREEMENTS WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO AND STATING THAT, PRIOR TO MAKING ANY SALE OR OTHER DISPOSITION OF ANY SUCH SHARES, THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE

STOCK OPTION, WILL GIVE THE COMPANY NOTICE OF INTENTION TO SELL OR DISPOSE OF THE SHARES NOT LESS THAN FIVE DAYS PRIOR TO SUCH SALE OR DISPOSITION.

        (j) Method of Acceptance. This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy to the Company, thereby acknowledging that he has read and agreed to all the terms and conditions of this Agreement and the Plan.

        (k) Governing Law. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE.

        EXECUTED as of the __th day of April, 2002.


                                    J2 COMMUNICATIONS


                                    ----------------------------
                                    JAMES TOLL
                                    Chief Financial Officer

ACCEPTED:


--------------------------
JAMES P. JIMIRRO, Optionee

--------------------------
Date

                                   EXHIBIT "A"

                                J2 COMMUNICATIONS
             AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED STOCK
                            AND RESTRICTED STOCK PLAN

                               Notice of Exercise

Corporate Secretary
J2 Communications.

10850 Wilshire Boulevard, Suite 1000
Los Angeles, California 90024

Dear Sir:

1. I am the holder of an option granted under the Company's Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan"). I hereby exercise my option (the "Option") to purchase ___________________________ (______) shares (the "Shares") of the Company's Common Stock at an exercise price of ____________ Dollars and __________ Cents ($ ) per Share. Payment to the Company of the aggregate exercise price for the Shares (A) in cash or by certified or cashier's check payable to the order of the Company; or (B) in the form of unrestricted Stock which I have owned for at least six 6 months; or (C) by cancellation of indebtedness owed by the Company to me; or (D) through the surrender of shares of Stock now issuable upon exercise of the Option which have a Fair Market Value as of the date of this notice of exercise equal to the aggregate exercise price of the for the Shares; or (E) by any combination of the foregoing; is enclosed.

2. Tax Representation. I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted any tax consultants I deem advisable in connection with the purchase or disposition of the Shares (or have knowingly chosen not to consult a tax advisor) and that I am not relying on the Company or its employees, directors, officers, attorneys or accountants for any tax advice. The Option I am hereby exercising is a Non-Qualified Stock Option, which is a taxable event.

3. Other Acknowledgments.

        a. I acknowledge receipt of copies of the Company's current Prospectus with respect to the Plan and its most recent Annual Report to Shareholders.

        b. I am aware that the Securities Act of 1933, as amended, and the regulations and requirements of the Securities and Exchange Commission thereunder, may impose limitations on the resale of the Company's stock acquired pursuant to this option exercise. I hereby certify that any resale of such stock will be made in compliance with the Act and those regulations and requirements.

        c. I hereby appoint U.S. Stock Transfer Corporation as my agent to accept delivery of the shares of the Company's stock being purchased on my behalf pursuant to this option exercise, and request U.S. Stock Transfer Corporation to forward the certificates representing those shares to me at the address shown above.


Date:
      --------------------------       Very truly yours,


                                       ----------------------------------------
                                       Optionee


------------------------------
Social Security Number


------------------------------

------------------------------
(Address)